                                                                    EXHIBIT 23.5

                     [DEGOLYER AND MACNAUGHTON LETTERHEAD]



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 19998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.



                                       /s/ DEGOLYER AND MACNAUGHTON
                                       DEGOLYER AND MACNAUGHTON

Dallas, Texas
May 10, 1999